EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 1996 which appears on page 60 of the Proler International Corp. Annual Report on Form 10-K for the year ended January 31, 1996.


LA GUARDIA & PETRELLA, L.L.C.


February 10, 1997
Fort Lee, New Jersey

                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1996 which appears on page 61 of the Proler International Corp. Annual Report on Form 10-K for the year ended January 31, 1996.


LA GUARDIA & PETRELLA, L.L.C.


February 10, 1997
Fort Lee, New Jersey